          SETTLEMENT, MUTUAL RELEASE OF ALL CLAIMS AND
          --------------------------------------------
                    CONFIDENTIALITY AGREEMENT
                    -------------------------


     THIS  SETTLEMENT,   MUTUAL  RELEASE  OF  ALL  CLAIMS  and

CONFIDENTIALITY AGREEMENT (referred to herein as the "Agreement")

made  this  15th  day  of  October,  1996,  by  and  between  the undersigned, L.S. SHOEN and AMERCO, A Nevada Corporation.

                      W I T N E S S E T H:

     Without admitting any liability with regard to any of the

claims, defenses, or counterclaims asserted by any party to this agreement,  L.S.  SHOEN and AMERCO desire to avoid the further expense and inconvenience of litigation, and to compromise and settle permanently all claims that have been or might be asserted against one another arising out of or in any way related to the subject matter of the claims and counterclaims asserted in the matters described below as the "Litigation."

     I.   MUTUAL RELEASE.
          --------------

     A.   FOR VALUABLE CONSIDERATION, receipt of which is hereby

acknowledged, L.S. SHOEN and AMERCO, and each of them, mutually,

for   themselves and their respective heirs, executors,

administrators, successors, and assigns, hereby remise, release and forever discharge each of the other, respectively, and their heirs, executors, administrators, successors and assigns, and their respective employees and agents of and from  (a) any and all indebtedness, damages,  liabilities, claims, demands, rights,

contracts, controversies, agreements, promises, actions and

causes of action in law or in equity which they have had, may have or may hereafter have, whether known or unknown, on account of any and all matters of any nature whatsoever, concerning the

Complaint and Counterclaim filed in Case No. A277938, District

Court of Clark  County,  Nevada entitled "L.S. SHOEN, Plaintiff/

Counterdefendant, vs. AMERCO, A Nevada Corporation, Defendant/

Counterclaimant"  and  (b) any and all indebtedness, damages,

liabilities, claims, demands, rights, contracts, controversies,

agreements, promises, actions, and causes of action arising out of or in connection with Case No. A277938 in the District Court of Clark County, Nevada entitled "L.S. SHOEN, Plaintiff/

Counterdefendant, vs. AMERCO, A Nevada Corporation, Defendant/

Counterclaimant" (referred to herein as the "Litigation"); and

     B.   IT IS HEREBY UNDERSTOOD AND AGREED by and between the

parties that in exchange for AMERCO paying the total sum of

$15,000,000.00 (FIFTEEN MILLION DOLLARS) to L.S. SHOEN on or

before October 15,  1996,  the parties agree that the above-

referenced litigation shall be dismissed with prejudice; and the parties shall each bear their own respective costs and attorney's fees; and

     C.   IT IS HEREBY FURTHER UNDERSTOOD AND AGREED that the

parties shall execute this mutual release of all claims and

confidentiality agreement; and

     D.   IT IS FURTHER UNDERSTOOD AND AGREED that the amount of

$15,000,000.00 (FIFTEEN MILLION DOLLARS) shall be paid by AMERCO,

to L.S. SHOEN on or before October 15, 1996,  in a check made payable to L.S. Shoen and his attorney, Daniel Marks, Esq.

     II.  NON-DISCLOSURE
          --------------

     IT IS FURTHER UNDERSTOOD AND AGREED that  the  terms and

conditions of this Agreement, and all matters related to the subject matter of the claims and counterclaims asserted in the

Litigation, shall remain confidential and that such

confidentiality is a material element of this Agreement.   The

parties hereto warrant and agree that they, their agents or

attorneys will not intentionally, willfully or recklessly divulge to any person or entity for any use whatsoever, the facts and circumstances leading to this Agreement,  the specific terms and conditions of this Agreement,  or any of the facts,  documents or other evidence discovered in the Litigation, unless done pursuant to legal process or pursuant to such disclosure as required and imposed upon the party by law.  Additionally, the parties

expressly agree that they will not intentionally, willfully or recklessly discuss with any person or entity, for any reason whatsoever, any of the matters leading up to or occurring during the Litigation, unless done pursuant to legal process or pursuant to such disclosure as required  and  imposed  upon  the  party by

law.    The  parties specifically  acknowledge  that  the

gratuitous  mention  of  the Litigation by either party in any legal proceeding would be detrimental and result in damage to the non-breaching party.

     III. REMEDIES.
          --------

     The remedies at law for the parties for any breach of this

Agreement may not be adequate because of the possible harm

arising out of a breach, and, so therefore, the parties agree that a breach of this Agreement by either of them as a breaching

party will cause the other non-breaching party injury and damage.   For

that and other reasons, in the event an unauthorized disclosure is made by a party in contravention of this Agreement, the

parties hereby expressly agree that the breaching party shall be liable to the non-breaching party for damages in an amount to be determined by a court of competent jurisdiction.

     IV.  GENERAL PROVISIONS.
          ------------------

          A.   Counterparts.   This Agreement may be executed in
               ------------

counterparts, each of which shall be deemed an original, but all of which  taken  together shall  constitute but one and the same instrument.

          B.   Notices.  Except as otherwise required by law, all
               -------

notices, consents, approvals, and other communications required or permitted hereunder must be in writing.  They will be deemed to have been duly given  (a)  on the date of service  if  served personally on the party to whom notice is to be given, (b) sent by commercial overnight courier with written verification of receipt, or (c) on the third day after mailing if mailed to the party to whom notice is to be given by the United States first class mail, registered or certified, return receipt requested,

postage prepaid, and properly addressed as follows:

          TO:  L.S. SHOEN

               DANIEL MARKS, ESQ.
               LAW FIRM OF DANIEL MARKS, ESQ.
               302 E. Carson Avenue, #702
               Las Vegas, Nevada  89101

          TO:  AMERCO

               James J. Jimmerson, Esq.
               JIMMERSON, DAVIS, SANTORO & HANSEN, P.C.
               701 E. Bridger Avenue, Suite 600
               Las Vegas, Nevada 89101

     and       TO:  AMERCO

               Attn:     General Counsel
               2721 N. Central Avenue, #1100
               Phoenix, Arizona 85004


          C.   Entire  Agreement  and  Attorneys'  Fees.    This
               ----------------------------------------

Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.  No supplement, modification, or amendment of this Agreement shall be binding unless executed in

writing by the parties.   No waiver of the provisions of this

Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding

unless executed in writing by the party making the waiver.  In the event of a dispute arising from this Agreement, the

prevailing party shall be entitled to an award of attorneys' fees and costs.

          D.   Modifications and Amendments. This Agreement may not be
               ----------------------------

modified,  changed or supplemented, nor may any obligations

hereunder be waived, except by written instrument signed by each party or by his/its agent duly authorized in writing or as

otherwise expressly permitted herein.

          E.   Waiver and Extensions.  No waiver of any breach of any
               ---------------------

agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereto or of any other agreement or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an

extension of the time for performance of any other obligations or act.  No failure or delay of any party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right.

          F.   Titles  and  Headings.    The  paragraph  headings
               ---------------------

appearing in this Agreement have been inserted for the purpose of convenience and ready reference. They do not purport to, and shall not be deemed to, define, limit, or extend the scope or intent of the paragraphs to which they relate.

          G.   Independent Advice. Each party acknowledges that in
               ------------------

entering into and executing this Agreement the party had the opportunity to consult with independent counsel and obtain legal advice from an attorney-at-law of the party's own choice, and he/it is not relying upon any representations of any other party hereto unless expressly set forth herein in writing.

          H.   Construction.   Each party to this Agreement has
               ------------

reviewed this Agreement, and the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in any interpretation of this

Agreement.

          I.   Binding Effect.  This Agreement shall be construed and
               --------------

enforced under Nevada law.   The parties represent that the

undersigned have the right, power, legal capacity and authority to enter into and perform their obligations under the Agreement and no approvals or consents of any other persons or entities,

other than the individuals signing,  are necessary in connection with the execution of this Agreement, and when so signed, this

Agreement will be a binding obligation on the parties hereto. The parties agree that this Agreement shall inure to the benefit of,

and be binding upon, the parties, their heirs, executors,

administrators, estates,   servants,  agents,  employees,

affiliates,  personal representatives, successors, and assigns of the undersigned.

          J.   Warranty.  It is further understood and agreed that the
               --------

parties warrant, represent, covenant and agree that the parties have not sold,  assigned,  granted or transferred to any other person,  firm,  corporation, or entity, any claim,  counterclaim,

demand, or cause of action occurring, arising or existing prior to the date of this Agreement.  The parties further represent that no other persons, firms, corporations, or entities have any right or ownership in or to any claim, counterclaim, demand or cause of action occurring, arising or existing prior to the date of this Agreement.

          K.   Miscellaneous.   Whenever used herein, unless the
               -------------

context otherwise requires:

               1.   The singular shall include the plural and the

plural the singular.

               2.   Words used in any gender, including words of

relationship, shall read as including the corresponding words of the opposite or neuter gender.



          IN WITNESS WHEREOF, the parties hereto have duly executed this

Settlement,  Mutual Release of All Claims and Confidentiality
Agreement  on this   22nd day of    October, 1996.
                     ----           -------


---------------------------        -----------------------------------
L.S. SHOEN                         John A. Lorentz  , on behalf of
                                   AMERCO, A Nevada Corporation



/s/ L. S. Shoen                         /s/ John A. Lorentz
---------------------------        -----------------------------------
     Signature                          Signature


10/17/96                           10/22/96
---------------------------        -----------------------------------
     Date                               Date

STATE OF NEVADA     )
                    )  ss.
COUNTY OF CLARK     )

     On this  17th day of October,  1996,  personally appeared
              ----        ------

before me, a Notary Public in and for the County of Clark, State

of Nevada, L. S. Shoen, known to me to be the person described in
           -----------

and who executed the SETTLEMENT, MUTUAL RELEASE OF ALL CLAIMS AND

CONFIDENTIALITY AGREEMENT, who acknowledged to me that he/she executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     WITNESS my hand and official seal.


                                   /s/ Jennifer Case Rino
                                   ----------------------------
                                   NOTARY PUBLIC


     JENNIFER CASE RINO
     Notary Public-State of Nevada
          Clark County
     My Appt. Expires Jan. 4, 1999

STATE OF NEVADA     )
                    )  ss
COUNTY OF CLARK     )

     On this 22nd day of October, 1996,  personally appeared
             ----        -------

before me, a Notary Public in and for the County of Maricopa,

State of Arizona John A. Lorentz, known to me to be the person
                 ---------------

described in and who executed the SETTLEMENT, MUTUAL RELEASE OF

ALL CLAIMS AND CONFIDENTIALITY AGREEMENT, who acknowledged to me that he/she executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     WITNESS my hand and official seal.


                                   /s/ Nancy K. Ventre
                                   --------------------------
                                   NOTARY PUBLIC
                                        My Commission Expires:  8/19/99

LAW OFFICES OF DANIEL MARKS, ESQ.




By:  /s/ Daniel Marks
     ----------------------------
     DANIEL MARKS, ESQ.
     Nevada State Bar #002003
     302 E. Carson Avenue, #702
     Las Vegas, Nevada  89101
     Attorneys for L.S. SHOEN


JIMMERSON, DAVIS, SANTORO & HANSEN, P.C.

By:  /s/James J. Jimmerson
     -----------------------------
     JAMES J. JIMMERSON, ESQ.
     701 E. Bridger Avenue, Suite 600
     Las Vegas, Nevada 89101
     Attorneys for AMERCO,
     A Nevada Corporation